Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act

I, Susan Freund, Chief Executive Officer & Chief Financial Officer of Van Wagoner Funds, Inc. (the “Registrant”), to the best of my knowledge certify that:

1.                           The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 27, 2007	/s/ Susan Freund
Susan Freund, Chief Executive Officer
& Chief Financial Officer
(principal executive officer & principal
financial officer)